EXHIBIT 99.1

OCWEN FINANCIAL CORPORATION

3.25% Contingent Convertible Unsecured Senior Notes Due 2024

Dear Holder:	CUSIP: 675746AD3

As outlined in the attached Company Notice and further described in the Indenture dated as of July 28, 2004 between Ocwen Financial Corporation (the “Company”) and The Bank of New York Mellon Trust Company, N.A. (formerly known as The Bank of New York Trust Company, N.A.), as Trustee (the “Indenture”; capitalized terms used herein, but not defined herein, shall have the meaning assigned to such term in the Indenture) governing the 3.25% Contingent Convertible Unsecured Senior Notes Due 2024 (the “Securities”), you have the following rights for which the Company is providing you notice:

1.

You have the option to convert all or any portion (if the portion to be converted is $1,000 principal amount or an integral multiple thereof) of your Securities into shares of Common Stock of the Company pursuant to Section 10.01(b)(i)(y) of the Indenture in connection with the Company’s previously announced planned separation of most of the business operations currently known as Ocwen Solutions through a tax-free spin-off of an existing subsidiary of the Company, Altisource Portfolio Solutions S.A. (“Altisource”), which will become a separate, publicly-traded company (the “Separation”), as further summarized in the Company Form 8-K filed with the United States Securities and Exchange Commission on July 10, 2009. Holders have the right to surrender their Securities for conversion into shares of Common Stock at any time on and after the date of this notice until the earlier of the close of business on the Business Day immediately preceding the Ex-Dividend Date to be established for the Separation or the date the Company announces that the Separation will not take place. The date of the Ex-Dividend Date for the Separation has not yet been established; however such Ex-Dividend Date will not be prior to the date that is 20 days after the date of this notice. The Company will promptly notify the Holders of the date set for the Ex-Dividend Date once it has been established. Holders who convert their Securities into shares of Common Stock on or prior to the close of business on the Business Day immediately preceding the Ex-Dividend Date will receive shares of Common Stock that will also entitle them to receive shares of Altisource in connection with the Separation on the same terms as other holders of Common Stock of the Company. If the Company announces that the Separation will not take place, however (and no Ex-Dividend Date is established), Holders who convert their Securities into shares of Common Stock on and after the date of this notice until the date the Company announces that the Separation will not take place will receive shares of Common Stock of the Company but will not be entitled to receive shares of Altisource (as the Separation will not take place).

2.

You have the option to continue to hold your Securities. If you do not elect to convert your Securities into shares of Common Stock of the Company, you will not be entitled to receive any shares of Altisource in connection with the Separation. Upon the consummation of the Separation, the conversion ratio with respect to any Securities outstanding after the Separation will be adjusted upward based on a ratio determined by the market price of the Company Common Stock and the market price of the Altisource Common Stock over a period of time following the date of the Separation, as described more fully in the final paragraph of Section 10.04(d) of the Indenture.

To have your Securities converted, you must complete and sign the attached Notice of Conversion and deliver it, at any time on and after the date of this notice until the earlier of the close of business on the Business Day immediately preceding the Ex-Dividend Date or the date the Company announces that the Separation will not take place, to The Bank of New York Mellon Trust Company, N.A., as the Conversion Agent (the “Conversion Agent”) as indicated in the attached Company Notice. The attached Company Notice explains the terms of conversion and the method by which you may exercise your option.

Yours sincerely,

David J. Gunter
Executive Vice President and Chief Financial Officer
Ocwen Financial Corporation

Dated: July 10, 2009

OCWEN FINANCIAL CORPORATION
NOTICE TO ALL HOLDERS OF
3.25% CONTINGENT CONVERTIBLE UNSECURED SENIOR
NOTES DUE 2024

NOTICE IS HEREBY GIVEN THAT:

1.

Holders of 3.25% Contingent Convertible Unsecured Senior Notes Due 2024 bearing CUSIP number 675746AD3 (the “Securities”) have the option to convert all or any portion (if the portion to be converted is $1,000 principal amount or an integral multiple thereof) of their Securities into shares of Common Stock of Ocwen Financial Corporation (the “Company”) pursuant to Section 10.01(b)(i)(y) of the Indenture in connection with the Company’s previously announced planned separation of most of the business operations currently known as Ocwen Solutions through a tax-free spin-off of an existing subsidiary of the Company, Altisource Portfolio Solutions S.A. (“Altisource”), which will become a separate, publicly-traded company (the “Separation”), as further summarized in the Company Form 8-K filed with the United States Securities and Exchange Commission on July 10, 2009. Holders have the right to surrender their Securities for conversion into shares of Common Stock at any time on and after the date of this notice until the earlier of the close of business on the Business Day immediately preceding the Ex-Dividend Date to be established for the Separation or the date the Company announces that the Separation will not take place. The date of the Ex-Dividend Date for the Separation has not yet been established; however such Ex-Dividend Date will not be prior to the date that is 20 days after the date of this notice. The Company will promptly notify the Holders of the date set for the Ex-Dividend Date once it has been established. Capitalized terms used and not otherwise defined herein have the meaning specified in the Indenture governing the Securities dated as of July 28, 2004 between the Company and The Bank of New York Mellon Trust Company, N.A. (formerly known as The Bank of New York Trust Company, N.A.), as Trustee (the “Indenture”).

2.

The consummation of the Separation is subject to the approval of the board of directors of the Company and the satisfaction of certain conditions (including the effectiveness of the related registration statement with the SEC), and there is no assurance that the Separation will be consummated. If it is determined that the Separation will not take place, the Company will announce such determination. From and after the date of such announcement, Holders will no longer have the right to convert Securities into shares of Common Stock. The announcement that the Separation may not take place may be given by the Company at any time from and after the date of this notice, without prior notice of such announcement. If the Separation does not take place, any election to convert Securities into shares of Common Stock that is made prior to the announcement that the Separation will not take place will be effective to convert Securities into shares of Common Stock and will not be revocable. As a result, an electing Holder may convert its Securities into shares of Common Stock of the Company even though no Separation has occurred or will occur, and therefore may convert their Securities into Common Stock at a time earlier than such a Holder may have desired to effect such a conversion if the Separation has not or does not occur.

3.

To have all or any portion of its Securities converted into shares of Common Stock of the Company, a Holder must complete and sign the form of Notice of Conversion attached herewith and deliver it, at any time on after the date of this notice until the close of business on the Business Day immediately preceding the Ex-Dividend Date or the date the Company announces that the Separation will not take place, to The Bank of New York Mellon Trust Company, N.A., as Conversion Agent (the “Conversion Agent”) at the address specified below.

4.

Securities for which a valid Notice of Conversion is not delivered on or prior to the close of business on the Business Day immediately preceding the Ex-Dividend Date or the date the Company announces that the Separation will not take place will not be converted into shares of Common Stock of the Company and will remain outstanding in accordance with their terms.

5.

Securities that are converted into Common Stock of the Company will be converted at a Conversion Rate of 82.1693 shares of Common Stock for each $1,000 principal amount of Securities. Upon conversion, no payment shall be made by the Company with respect to any accrued and unpaid Interest, if any. If a Holder delivers a Notice of Conversion after the Interest Record Date for a payment of Interest but prior to the corresponding Interest Payment Date, such Holder must pay to the Company, at the time such Holder surrenders Securities for conversion, an amount equal to the Interest excluding, for the avoidance of doubt, Liquidated Damages, if any, that has accrued and will be paid on the related Interest Payment Date. In addition, no payment or adjustment shall be made in respect of dividends on the Common Stock with a record date prior to the Conversion Date.

6.	The name and address of the Conversion Agent is:

The Bank of New York Mellon Trust Company, N.A.
c/o The Bank of New York Mellon Corporation
101 Barclay Street, 7 East
New York, New York 10286
Attention: David Mauer, Corporate Trust Operations-Reorganization Unit
Fax: 212.298.1915

7.	Before any Holder of Securities shall be entitled to convert its Securities into Common Stock of the Company, such Holder shall:

(i)

in the case of Global Securities, submit an electronic request with respect to such Securities through the RCNV system of the Depository Trust Company (“DTC”) and furnish appropriate endorsement and transfer documents; and

(ii)

in the case of Certificated Securities, surrender such Securities, duly endorsed to the Company or in blank (and accompanied by appropriate endorsement and transfer documents), at the office of the Conversion Agent, and give written notice to the Company in the form on the reverse of such Certificated Securities (or a facsimile thereof), at said office or place that such Holder elects to convert the same and shall state in writing therein the principal amount of Securities to be converted and the name or names (with addresses) in which such Holder wishes the certificate or certificates for Common Stock included in the Conversion Settlement Distribution, if any, to be registered.

Before any such conversion, a Holder shall pay all taxes or duties, if any, as provided in Section 10.06 of the Indenture and any amount payable pursuant to Section 10.02(g) of the Indenture.

8.	Securities must be surrendered to the Conversion Agent for conversion.

9.

Securities shall be deemed to have been converted immediately prior to the close of business on the date (the “Conversion Date”) that the Holders of such Securities has complied with the procedures of the Depository or have properly delivered the Securities for conversion in accordance with Section 10.02(b) of the Indenture as described in paragraph 7 of this notice. The Company will not elect to satisfy any portion of the Conversion Obligation with respect to Securities that are elected to be converted into shares of Common Stock pursuant to this Conversion Notice in cash, and will elect to satisfy the entire Conversion Obligation in shares of Common Stock.

10.

If more than one Security shall be surrendered for conversion at one time by the same Holder, the number of full shares of Common Stock, if any, that shall be deliverable upon conversion as part of the Conversion Settlement Distribution shall be computed on the basis of the aggregate principal amount of the Securities (or specified portions thereof to the extent permitted thereby) so surrendered.

11.

The Company will not issue any fraction of a share of Common Stock in connection with any conversion of Securities, but instead shall make a cash payment (calculated to the nearest cent) equal to such fraction multiplied by the Last Reported Sale Price of the Common Stock on the Trading Day immediately preceding the Conversion Settlement Date, which is the 3rd Business Day following the Conversion Date.

12.

On the Conversion Settlement Date, the Company will (i) pay the cash component (the amount of cash in lieu of any fraction of a share to which such Holder would be entitled), if any, of the Conversion Settlement Distribution to the Holder of a Security surrendered for conversion, or such Holder’s nominee or nominees, and (ii) issue, or cause to be issued, and deliver to the Conversion Agent or to such Holder, or such Holder’s nominee or nominees, certificates or a book-entry transfer through the Depository for the number of full shares of Common Stock, if any, to which such Holder shall be entitled as part of such Conversion Settlement Distribution.

13.

In the case any Security is surrendered for partial conversion, the Company shall execute and the Trustee shall authenticate and deliver to or upon the written order of the Holder of the Security so surrendered, without charge to such Holder (subject to Section 10.06 of the Indenture), a new Security or Securities in authorized denominations in an aggregate principal amount equal to the unconverted portion of the surrendered Securities.

14.

By delivering the applicable Conversion Settlement Distribution upon conversion of any Security to the Conversion Agent or to the Holder or such Holder’s nominee or nominees, the Company will have satisfied in full its Conversion Obligation with respect to such Security, and upon such delivery accrued and unpaid Interest, if any, with respect to such Security will be deemed to be paid in full rather than canceled, extinguished or forfeited.

15.

This notice is a summary of certain provisions of the Indenture and does not purport to be complete and is subject to, and is qualified in its entirety by reference to, all the provisions of the Indenture, including the definitions of certain terms therein.

Dated: July 10, 2009

OCWEN FINANCIAL CORPORATION

Name: David J. Gunter
Title: Executive Vice President and Chief Financial Officer

OCWEN FINANCIAL CORPORATION

3.25% Contingent Convertible Unsecured Senior Notes Due 2024

To:

The Bank of New York Mellon Trust Company, N.A.
c/o The Bank of New York Mellon Corporation
101 Barclay Street, 7 East
New York, New York 10286
Attention: David Mauer, Corporate Trust Operations-Reorganization Unit
Fax 212.298.1915

This notice is being provided by [Name & Address] (“Holder”) of Ocwen Financial Corporation (the “Company”) 3.25% Contingent Convertible Unsecured Senior Notes Due 2024 (the “Securities”) bearing CUSIP number 675746AD3 to The Bank of New York Mellon Trust Company, N.A., as Conversion Agent (the “Conversion Agent”).

Reference is hereby made to the Ocwen Financial Corporation Company Notice delivered to the holders of the Securities on July 10, 2009 (the “Company Notice”). Pursuant to Section 10.01(b)(i)(y) of the Indenture governing the Securities dated as of July 28, 2004 between the Company and The Bank of New York Mellon Trust Company, N.A. (formerly known as The Bank of New York Trust Company, N.A.), as Trustee (the “Indenture”), Holder has elected to exercise its option to convert its Securities into shares of Common Stock of the Company pursuant to the terms of the Company Notice.

I agree to the terms and condition set forth in the attached notice.

Yours sincerely,

Name of Holder:

Dated: [________ __, 2009]

NOTICE OF CONVERSION

The principal amount of Securities which the Holder has elected to be converted into Common Stock of the Company is $[ __________] (which portion must be in principal amounts of $1,000 or an integral multiple of $1,000).

Such Securities shall be converted into shares of Common Stock of the Company pursuant to the terms and conditions specified in Sections 10.01, 10.02 and 10.03 of the Indenture.

Please check the appropriate option:

☐ Securities are held as Certificated Securities and the Holder will give written notice to the Company in the form on the reverse of such Certificated Security (or a facsimile thereof).

OR

☐ Securities have not been issued as Certificated Securities and Holder will make an electronic request for such Securities to be converted into shares of Common Stock of the Company through the RCNV system of the Depository Trust Company (“DTC”).